Exhibit 10.2

After Recording Return to:	Cross-Reference To:

Catherine S. Moore	Deed Book 46751, Page 654
Holt, Ney, Zatcoff & Wasserman, LLP	Deed Book 47061, Page 676
100 Galleria Parkway	Deed Book 48196, Page 361
Suite 600	Deed Book 49127, Page 493
Atlanta, Georgia 30339-5947
Note to Clerk of Court: This instrument, which is entered into at the indulgence of the creditor, amends a security instrument given as additional security for a note that is amended, renewed and extended by separate agreement between the creditor and the borrower. All principal of such note, as amended, renewed and extended by separate agreement, is due within three (3) years from the date of such agreement. Accordingly, no intangible recording tax is due in connection with the recording of such separate agreement or this instrument. See O.C.G.A. § 48-6-65(a) and Intangible Recording Tax Rules/Regulations 560-11-8-.03(4), 560-11-8-.03(4)(b), 560-11-8-.03(4)(c) and 560-11-8-.04.
FOURTH AMENDMENT TO DEED TO SECURE DEBT AND ASSIGNMENT OF RENTS AND OTHER LOAN DOCUMENTS
THIS FOURTH AMENDMENT TO DEED TO SECURE DEBT AND ASSIGNMENT OF RENTS AND OTHER LOAN DOCUMENTS (this “Amendment”) made and entered into June 23, 2011, by and between ROBERTS PROPERTIES RESIDENTIAL, L.P., a Georgia limited partnership (“Borrower”), whose mailing address is 450 Northridge Parkway, Suite 302, Atlanta, Georgia, 30350 and WELLS FARGO BANK, N.A., a national banking association, successor by merger to Wachovia Bank, National Association (“Lender”) whose mailing address is Middle Market Real Estate, 7000 Central Parkway, Suite 600, Mail Code G0185-060, Atlanta, Georgia 30328, Attention: Marie F. Thomas;
WITNESSETH:
WHEREAS, Lender heretofore made a loan to Borrower in the original principal amount of Eight Million One Hundred Seventy-Five Thousand and No/100 Dollars ($8,175,000.00) (the “Loan”), as evidenced by that certain Promissory Note dated December 6, 2006 made by Borrower to the order of Lender (the “Original Note”), as amended by that certain First Consolidated Amendatory Agreement dated December 6, 2007 (the “First Amendment”), as further amended by that certain Second Consolidated Amendatory Agreement and Agreement Regarding Cross-Default and Cross-Collateralization of Loans dated April 28, 2008 (the “Second Amendment”), as further amended by that certain Third Consolidated Amendatory Agreement dated July 17, 2009 (the “Third Amendment”), as further amended by that certain Fourth Consolidated Amendatory Agreement dated June 21, 2010 (the “Fourth Amendment”), and as further amended by that certain Fifth Consolidated Amendatory Agreement dated of even date herewith (the “Fifth Amendment”; the Original Note, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment and the Fifth Amendment is referred to in the Deed to Secure Debt described below, and shall be referred to herein, as the “Note”); and

WHEREAS, the indebtedness evidenced by the Note is secured and governed, inter alia, by that certain Deed to Secure Debt and Assignment of Rents dated April 28, 2008 from Borrower to Lender, recorded in Deed Book 46751, Page 654, Fulton County, Georgia records, as amended by that certain First Amendment to Deed to Secure Debt and Assignment of Rents and Other Loan Documents dated July 25, 2008, recorded in Deed Book 47061, Page 676, aforesaid records, as further amended by that certain Second Amendment to Deed to Secure Debt and Assignment of Rents and Other Loan Documents dated July 17, 2009, recorded in Deed Book 48196, Page 361, aforesaid records, and as further amended by that certain Third Amendment to Deed to Secure Debt and Assignment of Rents and Other Loan Documents dated June 21, 2010, recorded in Deed Book 49127, Page 493, aforesaid records (as amended, the “Deed to Secure Debt”); and
WHEREAS, Lender and Borrower have agreed to extend the maturity date for the indebtedness evidenced by the Note, and the parties desire to enter into this Amendment for the purpose of confirming that the maturity date for the Note has been extended and to make certain other modifications to the Deed to Secure Debt as set forth herein.
NOW, THEREFORE, for and in consideration of Ten and No/100 Dollars ($10.00), and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1. Amendment of Loan Documents. Borrower and Lender have agreed that the maturity date of the Note is extended to July 31, 2012. All references in the Security Deed to the maturity date of the Note as July 31, 2011, are hereby deleted and substituted in lieu thereof shall be the date July 31, 2012.
2. Successors and Assigns. This Amendment and all documents executed by Lender and Borrower in connection herewith shall be binding upon and shall inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-title and assigns.
3. Governing Law. This Amendment and all documents executed by Lender and Borrower in connection herewith shall be governed by, and construed in accordance with, the laws of the State of Georgia.

4. Counterparts. This Amendment and all documents executed by Lender and Borrower in connection herewith may be executed in two or more counterparts, each of which when so executed and delivered shall be an original but all of which together shall constitute one and the same instrument.
5. Novation. Borrower and Lender acknowledge and agree that neither this Amendment nor any document executed by Lender and Borrower in connection herewith is intended to be, and shall not be deemed or constitute, a novation.
6. Time of the Essence. Time is of the essence of this Amendment and all documents executed by Lender and Borrower in connection herewith.
7. Severability. If any clause, sentence, section or provision of this Amendment or any document executed by Lender and Borrower in connection herewith is or becomes illegal, invalid or unenforceable because of present or future laws or any rule or regulation of any governmental body or entity, the intention of the parties hereto is that the remaining parts of this Amendment shall not be affected thereby, unless the lack of such clause, sentence, section or provision is, in the sole, but reasonable, determination of Lender, essential to the rights of both parties in which event Lender shall have the right to terminate this Amendment on written notice to Borrower.
8. Construction. Borrower and Lender have each been represented by their respective counsel in the negotiation and execution of this Amendment and all documents executed by Lender and Borrower in connection herewith. Borrower and Lender each acknowledge and agree that they have participated in the preparation and negotiation of this Amendment and all documents executed by Lender and Borrower in connection herewith. No party hereto shall be deemed the scrivener of this Amendment. It is the intent and agreement of Borrower and Lender that this Amendment and all documents executed by Lender and Borrower in connection herewith shall not be construed strictly for or against any party hereto.
9. Miscellaneous. All personal pronouns used herein whether used in the masculine, feminine or neuter gender, shall include all other genders; the singular shall include the plural, and vice versa. Titles of articles and sections as set forth herein are for convenience only and in no way define, limit, amplify or describe the scope or intent of any provisions hereof.
10. No Other Modification. Except as expressly amended and modified herein, all terms, covenants and provisions of the Deed to Secure Debt shall remain unaltered and in full force and effect and the parties hereto do hereby expressly ratify and confirm the Deed to Secure Debt as modified hereby.
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IN WITNESS WHEREOF, Borrower and Lender have hereunto set their hands and affixed their seals as of the day and year first above written.

Signed, sealed and delivered	BORROWER
in the presence of:
ROBERTS PROPERTIES RESIDENTIAL,
/s/ Anthony Shurtz	L.P., a Georgia limited partnership
Witness
	By:	Roberts Realty Investors, Inc., a Georgia corporation, its general partner

/s/ Elizabeth Connolly Notary Public		By:	/s/ Charles S. Roberts Name: Charles S. Roberts
Title: President and CEO
My commission expires:
(Corporate Seal)

(NOTARIAL SEAL)
[SIGNATURES CONTINUED FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

Signed, sealed and delivered	LENDER
in the presence of:
WELLS FARGO BANK, N.A., a national
banking association, successor by merger
/s/ Sarah Thornton	to Wachovia Bank, National Association
Witness
	By:	/s/ Marie F. Thomas Marie F. Thomas
/s/ Valeri McLaughlin Notary Public		Vice President

My commission expires:		(BANK SEAL)

(NOTARIAL SEAL)